Annual Report

Foreign Bond Funds

December 31, 2000


T. Rowe Price

Report Highlights
--------------------------------------------------------------------------------

Foreign Bond Funds

o International bond markets were generally strong in 2000, but declining foreign currencies caused losses for U.S. investors in developed country bonds.

o The euro partially recovered late in the year on an unexpected slowdown in U.S. growth; the Japanese yen remained weak, however.

o International Bond Fund fell 3.13% for the year, but the Emerging Markets Bond Fund posted a strong 15.20% gain.

o Prospects for European bonds and the euro are very bright given the decline in U.S. economic activity, but this same factor could be less favorable for emerging market bonds.


UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

Fellow Shareholders

Strength in the dollar hurt returns for U.S. investors in developed country bonds in 2000, erasing what had been decent performance in local currency terms (except in Japan). Emerging market bonds, however, posted solid gains, led by the debt of Russia and various countries that benefited from higher oil prices. The U.S. dollar finally began to weaken against the euro late in the year, resulting in somewhat better performance for developed country bonds in the second half.

  MARKET ENVIRONMENT

     Currency movements dominated the investment environment for international bonds in 2000. The Japanese yen fell 10.5% versus the U.S. dollar, while the euro fell 6.8% and the Australian dollar 14%. Toward the end of the year, however, the trend reversed following increasingly clear signs of a significant slowdown in the U.S. economy. The euro rallied more than 10%, from its low of $0.82 to its year-end value of $0.94.

     Developed Markets Performance
--------------------------------------------------------------------------------
                                                In Local             In U.S.
     6 Months Ended 12/31/00                    Currency             Dollars

     Australia                                      6.31%             -1.60%

     France                                         4.61                2.46

     Germany                                        4.39                2.23

     Italy                                          4.43                2.28

     Japan                                          1.59               -5.88

     Spain                                          4.44                2.29

     United Kingdom                                 4.66                3.27

     Source: J.P. Morgan.

     After raising the key U.S. federal funds rate repeatedly between June 1999 and May 2000, the Federal Reserve stood pat in the second half. During the year, market sentiment shifted from concern about a potentially overheating U.S. economy to fears of a possible recession. The manufacturing sector, in particular, started to show signs of a slowdown as the strong dollar appeared to hamper exporters. Consumers also began to suffer the effects of higher heating bills and sharply lower stock prices, which eroded consumer confidence.

     The downshifting U.S. economy led to a strong rebound for the euro in the final six weeks of the year. The euro recovered on the belief that Europe would overtake the U.S. as the strongest area of economic growth in the industrialized world. All of the major currencies that had underperformed the dollar, with the exception of the yen, staged recoveries.


     Emerging Markets Performance
--------------------------------------------------------------------------------
                                                              In U.S.
     6 Months Ended 12/31/00                                  Dollars


     Emerging Markets Bond Index Plus                            6.99%

     Brady Indexes (by issuer): *

     Argentina                                                   5.69

     Brazil                                                      8.12

     Mexico                                                      9.25

     Poland                                                     12.22

     Venezuela                                                   7.00

     * Brady bonds are restructured debt organizations of many emerging market countries that enable these nations to repay loans while they implement economic reforms. The bonds are denominated in U.S. dollars and have extended maturities and lower interest rates.

     Source: J.P. Morgan.


     The European Central Bank (ECB) raised short-term interest rates two more times in the second half of the year, reacting to the combination of a weak euro and higher oil prices. Economic growth in Europe, though past its peak, remained robust as both the manufacturing and consumer sectors expanded. After weakening in the first half, European bonds followed U.S. Treasuries higher.

     The Bank of Japan raised its overnight call rate to 0.25% from 0% in August, and bonds reacted negatively. Economic data continued to prove disappointing toward year-end, and concerns resurfaced that Japan could slip back into recession. There was speculation that the August rate hike would be rescinded. With both the stock market and the economy weakening, Japanese bonds recovered much of their losses. Unlike the euro, however, the yen failed to benefit from the softening dollar and continued to fall against all major currencies.

     Emerging market bonds posted modest gains in the second half of 2000, contributing to a solid advance for the year. Stronger oil prices benefited many emerging countries. In the third quarter, Ecuador concluded a better-than-expected debt exchange, but difficult structural reforms lie ahead. Nigerian bonds rose on the Ecuador deal as investors came to expect a more market-friendly exchange for the West African nation rather than a harsh restructuring. Brazilian debt rallied on expectations of an overdue credit upgrade in light of the positive steps taken after the January 1999 devaluation. However, stronger growth and approaching elections have slowed the near-term prospects for further reforms.

     Late last year, concern about Argentina's debt burden and its ability to meet steep debt payments caused its bonds to underperform significantly. Ultimately, Argentina was given a sizable IMF bailout package and its debt rebounded. In Turkey, a full-scale liquidity crisis was similarly averted, but only by quick IMF action. The U.S. Treasury market rally also helped Brady bonds (which are backed by Treasury collateral).

     The progress of the U.S. economy has great implications for global capital flows available to emerging countries. Late in the year, the growing possibility of a U.S. recession hurt risk assets in general, emerging market debt included.


  DISTRIBUTIONS RECLASSIFIED

     All International Bond Fund and Global Bond Fund dividends distributed in 2000 were reclassified as nontaxable returns of capital. A Form 1099-DIV reporting the correct status of these distributions was mailed in late January separately from your consolidated tax package.


     INTERNATIONAL BOND FUND

     Performance Comparison
--------------------------------------------------------------------------------

     Periods Ended 12/31/00                     6 Months            12 Months

     International Bond Fund                        0.15%              -3.13%

     J.P. Morgan Non-U.S. Dollar
     Government Bond Index                         -0.60                -2.47

     The International Bond Fund gained 0.15% in the second half, slightly reducing its 2000 loss to 3.13%, as shown in the table. Results were ahead of the J.P. Morgan Non-U.S. Dollar Government Bond Index for the six months, aided by the recovery of the euro, but modestly behind for the year, due in part to euro weakness early in the year but primarily to fund expenses, which the index does not incur. The rise of the dollar against major foreign currencies last year offset strength in international bond markets and caused an overall negative result for U.S. investors in developed country foreign debt.

     Nearly two-thirds of the fund is exposed to European-bloc currencies (including the euro and the British pound), an overweight position compared with the index. Economic activity in Europe has not shown the same signs of slowdown as in the U.S. Consumer and business confidence remain relatively optimistic, and budgetary restraints are being loosened in a number of countries. Given this brighter outlook, we expect the euro to benefit. The fund is positioned to profit from a continued recovery in the euro and from further gains in high-grade bonds, particularly in Europe. We increased our overweighting in the euro as the year wore on.

     Portfolio Diversifications
--------------------------------------------------------------------------------

     United States                                                 26%

     Japan                                                         19%

     Germany                                                       17%

     France                                                         8%

     United Kingdom                                                 6%

     Netherlands                                                    5%

     Spain                                                          5%

     Other and Reserves                                            14%


     Net Currency Exposure:

     Euro                                                          51%

     Japanese yen                                                  28%

     British pound                                                  8%

     Canadian dollar                                                4%

     Danish krone                                                   2%

     U.S. dollar                                                    2%

     Swedish krona                                                  2%

     Greek drachma                                                  1%

     South African rand                                             1%


     Within Europe, the fund took profits on bond positions in Greece, Sweden, and Denmark, and moved the proceeds back into the securities of the core European countries. Our minimal position in European high-yield ("junk") bonds, which crimped performance last year, was reduced from 3% to 2% as we trimmed exposure to the telecommunications sector. The overall high-yield market (dominated by telecom) was quite weak due primarily to poor fundamentals. However, prices and yields of these bonds have recently become appealing.

     Our exposure to the Japanese yen remained lower than that of the index, as we expect a weak economy and low interest rates to continue putting the yen under pressure versus the euro and the dollar. The fund's Japanese bond holdings were increased, but here we also remained underweight versus the index, as the Japanese bond market is likely to underperform other international markets. We reduced exposure to emerging market debt from over 4.5% to 2.5%, since these bonds may underperform in a slowing economic environment.

     The fund's duration rose modestly to 5.5 years. (Duration is a measure of a bond fund's sensitivity to interest rates; for example, a duration of five years means the fund's share price will rise or fall about 5% for each one-percentage-point fall or rise in interest rates.) The increase in the fund's interest rate sensitivity was primarily in Europe through the purchase of short- to intermediate-term European bonds. Our interest rate sensitivity in Japan is on the defensive side, as continued large-scale government borrowing is likely in an effort to stimulate the economy. Average credit quality remained high at AA+. (See the Portfolio Highlights table on page 8.)

  EMERGING MARKETS BOND FUND

    Performance Comparison                         x                   x

    Periods Ended 12/31/00                  6 Months            12 Months

    Emerging Markets Bond Fund                  6.76%              15.20%

    J.P. Morgan Emerging Markets

    Bond Index Plus                             7.00               15.66


     The Emerging Markets Bond Fund posted a solid total return in 2000, with the advance somewhat more muted in the second half. Results were roughly in line with the J.P. Morgan Emerging Markets Bond Index Plus for both the 6- and 12-month periods, as shown in the table. The difference can be ascribed to fund expenses, which the index does not incur.

     Your fund's diverse holdings benefited from economic recoveries, strong oil prices, and several credit upgrades. Given the volatile nature of emerging markets, our focus on diversification across a large number of nations is primarily a risk-reduction strategy. Last year, this diversification also led to relatively strong returns. The fund's overweighted positions (compared with the index) in neglected markets such as Nigeria and Poland, and in more mainstream markets such as Brazil and Mexico, boosted returns. Our significant underweight position in Argentina also aided performance as that nation struggled with concern about its debt level.

     Not surprisingly, most of our top-performing countries are oil exporters that benefited greatly from surging oil prices last year. Russia, in which the fund is also overweighted compared with the index, continued its economic rehabilitation. In addition to a healthier energy sector, Russia's 1998 ruble devaluation has jump-started domestic manufacturers, and economic growth was 7% in 2000.

     The fund maintained its sizable exposure to Mexico as that nation's economy continues on a path of convergence with the U.S. These deepening ties may be a short-term negative as the U.S. economy slows, but the long-term implications are unequivocally positive. Our large weighting in Brazil was based on expectations for a credit-rating upgrade, which in fact occurred in January 2001, and because of Brazil's relatively healthy economy. Moderate growth and declining inflation give ample room for interest rate cuts in Brazil going forward.

     Geographic Diversification

     Brazil                                                        23%

     Mexico                                                        16%

     Russia                                                        14%

     Argentina                                                     10%

     United States                                                  5%

     Bulgaria                                                       5%

     Venezuela                                                      4%

     Other and Reserves                                            23%


     In the latter part of 2000, we added modestly to our Argentine exposure as the country received a large IMF support package. This reduces the near-term financing risks and should give Argentina time to address its unsustainably high debt level. Pending such progress, we remain cautious.

     We maintained our diversified posture with only selective adjustments. At year-end, the fund held the securities of 19 different countries. The most significant moves were to reduce holdings in Bulgaria, Nigeria, and Peru, and to eliminate exposure to the Russian ruble (though we still own Russian bonds). We added to holdings in Brazil, reduced Colombia, and boosted our stake in Panama to take advantage of its recent underperformance. We eliminated our Ecuador position in the third quarter. The fund also purchased some corporate bonds in the out-of-favor global high-yield market, which severely underperformed emerging market debt in 2000. Average credit was unchanged at BB+. (See the Portfolio Highlights table on page 8.)


OUTLOOK

     The relatively sudden U.S. slowdown has major import for both currency and global bond markets. U.S. growth is expected to be less than 2% during the next two quarters, so the Federal Reserve is likely to take further action to counteract the slowing in addition to its unexpected half-point rate cut in early January. Easier monetary and fiscal policies (such as tax cuts) should boost economic activity in the second half, however. The outlook for Japan is cloudy, while prospects in Europe appear bright. Economic growth in Europe could outstrip that of the U.S. this year, and a recovering euro could give the ECB scope to reduce interest rates. With growth slowing and equity markets in turmoil, the outlook for bonds is positive. Prospects for further monetary easing around the world should continue to boost short-term debt.

     Slower worldwide growth poses risks for emerging market debt, though these are counterbalanced by the benefits of lower short-term rates. The key question is whether investors will "look through" the U.S. slowdown to better times ahead, as they have historically done when the Fed is cutting rates. There is a worrisome linkage between the U.S. and the emerging markets, however. The bursting of the technology investment bubble hurt Asian exporters, and excess savings from Asia help finance the chronic trade deficits of Latin America (as well as the U.S.). A slowdown in technology consumption could reduce the flow of this capital. In addition, oil-exporting nations cannot count on a repeat of the windfall they received last year from higher oil prices. This uncertain backdrop leaves us cautious about emerging market debt in the year ahead.

     Respectfully submitted,




     Ian Kelson
     Portfolio Manager
     January 26, 2001


New Portfolio Manager for Foreign Bond Funds

Ian Kelson joined T. Rowe Price International, a wholly owned subsidiary of T. Rowe Price Group, on November 9, 2000, and is responsible for the management of foreign bond funds. Prior to joining T. Rowe Price, Mr. Kelson was head of fixed income for Morgan Grenfell/Deutsche Asset Management, where he oversaw $50 billion of global fixed-income assets managed for clients worldwide. Mr. Kelson has a B.A. in economics from Kings College, Cambridge, and an M.S. in econometrics from the London School of Economics. Mr. Kelson succeeds Peter Askew, who managed the funds for many years prior to the termination of T. Rowe Price's joint venture with London-based Robert Fleming Holdings.


T. Rowe Price Foreign Bond Funds
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Portfolio Highlights
--------------------------------------------------------------------------------

  KEY STATISTICS

                                                     06/30/00     12/31/00
  International Bond Fund
--------------------------------------------------------------------------------

  Price Per Share                                    $  8.66      $  8.47

  dividends Per Share

  For 6 months                                          0.20         0.19

  For 12 months                                         0.39         0.39

  30-Day Dividend Yield *                               4.80%        4.57%

  Weighted Average Maturity (years)                      7.8          7.7

  Weighted Average Effective Duration (years)            5.3          5.5

  Weighted Average Quality**                             AA+          AA+

  Emerging Markets Bond Fund
--------------------------------------------------------------------------------

  Price Per Share                                    $ 10.41      $ 10.54

  Dividends Per Share

  For 6 months                                          0.48         0.57

  For 12 months                                         1.02         1.05

  30-Day Dividend Yield *                               9.09%       10.59%

  Weighted Average Maturity (years)                     14.1         16.6

  Weighted Average Effective Duration (years)            4.2          6.3

  Weighted Average Quality**                             BB+          BB+

* Dividends earned for the last 30 days of each period indicated are annualized and divided by the fund's net asset value per share at the end of the period.
**   Based on T. Rowe Price research.
!    Includes a return of capital distribution of $0.39.


T. Rowe Price Foreign Bond Funds
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

     These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

     INTERNATIONAL BOND FUND
     ---------------------------------------------------------------------------

                                                    J.P. Morgan
                                                Non-U.S. Dollar
                                                     Government   International
                                                     Bond index       Bond Fund

     12/31/90                                            10,000          10,000
     12/31/91                                            11,591          11,775
     12/31/92                                            11,774          12,057
     12/31/93                                            13,485          14,469
     12/31/94                                            14,150          14,202
     12/31/95                                            17,138          17,085
     12/31/96                                             8,042          18,304
     12/31/97                                            17,360          17,723
     12/31/98                                            20,535          20,387
     12/31/99                                            19,267          18,784
     12/31/00                                            18,805          18,197


                                                   J.P. Morgan
                                                      Emerging         Emerging
                                                       Markets          Markets
                                                    Bond Index        Bond Fund

     12/30/94                                           10,000           10,000
     12/31/95                                           12,677           12,581
     12/31/96                                           17,660           17,207
     12/31/97                                           19,959           20,103
     12/31/98                                           17,095           15,461
     12/31/99                                           21,535           19,013
     12/31/00                                           24,908           21,902


   Average Annual Compound Total Return
   ----------------------------------------------------------------------------

   This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

    x
   Periods Ended                                              Since   Inception
   12/31/00                1 Year    5 Years   10 Years   Inception        Date

   International
   Bond Fund               -3.13%      1.27%      6.17%       7.05%     9/10/86

   Emerging Markets
   Bond Fund               15.20      11.73         --       13.95     12/30/94

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.


T. Rowe Price International Bond Fund
--------------------------------------------------------------------------------

Financial Highlights          For a share outstanding throughout each period
--------------------------------------------------------------------------------

International Bond shares

   x                       Year
   x                     Ended
   x                   12/31/00     12/31/99    12/31/98    12/31/97    12/31/96

NET ASSET VALUE
Beginning of period     $9.16      $10.46       $9.58       $10.46    $10.46

Investment activities

  Net investment
  income (loss)              0.40       0.37       0.51       0.54       0.60
  Net realized and
  unrealized
  gain (loss)               (0.70)     (1.18)      0.88      (0.87)      0.11

  Total from
  investment
  activities                (0.30)     (0.81)      1.39      (0.33)      0.71

Distributions

  Net investment
  income                     --        (0.33)     (0.51)     (0.46)     (0.60)
  Net realized gain          --        (0.11)      --        (0.09)     (0.11)
  Tax return of capital     (0.39)     (0.05)      --         --         --
  Total distributions       (0.39)     (0.49)     (0.51)     (0.55)     (0.71)
  NET ASSET VALUE
  End of period          $   8.47   $   9.16   $  10.46   $   9.58   $  10.46

  Ratios/Supplemental Data

  Total return(diamond)     (3.13)%    (7.86)%    15.03%     (3.17)%     7.13%

  Ratio of total expenses
  to average net assets      0.91%      0.90%      0.88%      0.86%     0 .87

  Ratio of net investment
  income (loss) to average
  net assets                 4.76%      3.93%      5.19%      5.38%     5 .86

  Portfolio turnover
  rate                      160.5%      94.9%     128.9%     155.9%     234.0%

  Net assets, end of period
  (in millions)          $    753   $    779   $    926   $    826   $    969

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 1.25% voluntary expense limitation in effect through 12/31/00.

[root] Excludes the effect of the acquisition of the T. Rowe Price Global Bond Fund's assets.

The accompanying notes are an integral part of these financial statements.


T.Rowe Price Emerging Markets Bond Fund
--------------------------------------------------------------------------------

Financial Highlights          For a share outstanding throughout each period
--------------------------------------------------------------------------------

                             Year
                            Ended
                         12/31/00   12/31/99   12/31/98   12/31/97   12/31/96

NET ASSET
VALUE
Beginning of
  period                 $  10.11   $   9.23   $  13.71   $  12.97   $  10.67

Investment activities

  Net investment income
  (loss)                     1.17       0.97       1.31*      1.16       1.00*

  Net realized and unrealized
  gain (loss)                0.31       0.99      (4.29)      0.97+      2.72
  Total from
  investment activities      1.48       1.96      (2.98)      2.13       3.72

Distributions

  Net investment income     (1.05)     (0.73)     (1.31)     (1.15)     (1.01)
  Net realized gain          --         --        (0.19)     (0.24)     (0.41)
  Tax return of capital      --        (0.35)      --         --         --
  Total distributions       (1.05)     (1.08)     (1.50)     (1.39)     (1.42)

NET ASSET VALUE
End of period            $  10.54   $  10.11   $   9.23   $  13.71   $  12.97

Ratios/Supplemental Data

Total return(diamond)       15.20%     22.97%    (23.09)%*   16.83%*    36.77%*
Ratio of total expenses

to average net assets        1.21%      1.25%      1.25%*     1.25%*     1.25%*
Ratio of net investment
income (loss) to average
net assets                  11.23%     10.56%     11.52%*     8.61%*     8.37%*

Portfolio turnover rate      69.5%      54.0%      78.4%      87.6%    1 68.7

Net assets, end of
period (in thousands)     $163,937    $173,078   $148,111   $113,419   $ 39,862

(diamond) Total return reflects the rate that an investor would have earned on an in vestment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 1.25% voluntary expense limitation in effect through 12/31/00.
+ The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio. The accompanying notes are an integral part of these financial statements.


T. Rowe Price International Bond Fund
--------------------------------------------------------------------------------
                                                              December 31, 2000

Portfolio of Investments                                     Par          Value
--------------------------------------------------------------------------------
                                                                  In thousands

  AUSTRALIA 0.7%

  Short-term Investments 0.7%
  Citibank, Fixed Deposit, 6.11%, 1/4     AUD          9,515        $  5,293
  Total Australia (Cost $5,608)         5,293


  AUSTRIA 1.8%

  Government Bonds 1.8%

  Republic of Austria
   4.50%, 9/28/05                          PY        600,000           6,122
   4.75%, 12/20/04                                   750,000           7,571
  Total Austria (Cost $13,808)                                        13,693


  BELGIUM 3.8%

  Government Bonds 3.8%
  Kingdom of Belgium, 7.25%, 4/29/04      EUR         28,250          28,508
  Total Belgium (Cost $28,553)                                        28,508


BRAZIL 1.1%

  Government Bonds 1.1%
  Republic of Brazil
   (Class C), 8.00%, 4/15/14              USD          6,896           5,342
    EI, FRN, 7.625%, 4/15/06
    miscellaneous footnote symbol)                     2,191          2 ,043

    Par, FRN, 6.00%, 4/15/24                           1,480           1,026
    Total Brazil (Cost $8,290)                                         8,411


  CANADA 3.6%

  Government Bonds 2.9%
  Government of Canada
    6.00%, 6/1/08
    (miscellaneous footnote symbol)       CAD         17,345          11,982
    9.75%, 6/1/21                                      9,750           9,616
                                                                      21,598

  Short-term Investments 0.7%
  Citibank, Fixed Deposit, 5.64%, 1/3/01               8,494           5,662
                                                                       5,662

  Total Canada (Cost $27,047)                                         27,260


DENMARK 2.3%

  Government Bonds 2.3%
  Kingdom of Denmark
    6.00%, 11/15/02 (miscellaneous footDKKymbol)      52,000        $  6,665
    8.00%, 3/15/06                                    76,850          10,982
  Total Denmark (Cost $17,547)                                        17,647


FRANCE 7.7%

  Government Bonds 7.7%
  Bons du Tresor Annuel
    4.00%, 4/25/09                        EUR          9,935           8,735
    5.00%, 7/12/05                                    36,000          34,352
    5.25%, 4/25/08                                     3,510           3,380
    5.50%, 4/25/29                                    12,035          11,383
  Total France (Cost $54,420)          57,850


  GERMANY 17.0%

  Government Bonds 17.0%
  Bundesrepublic
    4.00%, 7/4/09 (miscellaneous
    footnote symbol)                                   3,880           3,436
    4.50%, 5/17/02                                    22,490          21,103
    4.75%, 7/4/28                                      8,745           7,487
    5.25%, 1/4/08                                     37,200          35,982
    5.25%, 7/4/10                                     25,600          24,745
    6.00%, 1/4/07                                     20,850          20,925
    6.50%, 7/4/27                                      2,000           2,159
    6.75%, 7/15/04                                     5,500           5,520
    7.50%, 11/11/04                                    6,659           6,885
  Total Germany (Cost $124,181)                                      128,242


  GREECE 0.9%

  Government Bonds 0.9%
  Hellenic Republic, 6.50%, 1/11/14       GRD      2,390,000           6,964
  Total Greece (Cost $6,990)                                           6,964

  ITALY 4.1%

  Government Bonds 4.1%
  Buoni del Tesoro Poliennali
    5.25%, 12/15/05 (miscellaneous
    footnote symbol)                      EUR         20,450        $ 19,630
    6.00%, 5/1/31                                      9,015           8,755
    7.25%, 11/1/26                                     2,484           2,778
  Total Italy (Cost $29,407)                                          31,163

  JAPAN 19.2%

  Government Bonds 19.2%
  Government of Japan
    0.90%, 12/22/08                         JPY     3,270,000         27,211
    1.00%, 3/21/05                                  2,745,000         24,444
    1.60%, 6/20/08                                  2,260,000         20,109
    1.70%, 9/20/10                                  1,600,000         14,065
    1.80%, 12/20/10                                 3,665,000         32,496
    2.20%, 6/22/20                                  1,100,000          9,589
    2.20%, 9/21/20                                    250,000          2,167
    4.50%, 6/20/03                                  1,500,000         14,384

  Total Japan (Cost $143,895)                                        144,465


  MEXICO 1.2%

  Government Bonds 1.2%
  United Mexican States, 9.875%, 1/15     USD           8,305           8,845
  Total Mexico (Cost $8,710)            8,845

  NETHERLANDS 4.7%

  Government Bonds 4.5%
  Government of Netherlands
  5.50%, 1/15/28                          EUR             235             224
  5.75%, 1/15/04                       34,624          33,539
                                                                       33,763

  Corporate Bonds 0.2%
  United Pan-Europe Communications,
  10.875%, 8/1/09 (miscellaneous
  footnote symbol)                        EUR          2,075        $  1,228
  X                                                                    1,228
  Total Netherlands (Cost $37,860)                                    34,991

  RUSSIA 0.4%

  Government Bonds 0.4%
  Russian Federation, 2.50%, 3/31/30
  (miscellaneous footnote symbol)         USD          8,894           3,335
  Total Russia (Cost $3,758)                                           3,335


SINGAPORE 0.3%

  Corporate Bonds 0.3%
  Flextronics International, 9.75%, 7   EUR10          2,075           1,968
  Total Singapore (Cost $2,012)                                        1,968


  SOUTH AFRICA 1.4%

  Government Bonds 1.4%
  Republic of South Africa, 13.00%, 8  ZAR/10         76,000          10,220
  Total South Africa (Cost $11,963)                                   10,220


  SPAIN 4.6%

  Government Bonds 4.6%
  Bonos del Estado
    4.00%, 1/31/10                          EUR         17,000          14,660
    4.95%, 7/30/05                                       8,450           7,984
    6.00%, 1/31/29                                      12,213          12,054
  Total Spain (Cost $36,093)                                            34,698


  SUPRANATIONAL 0.6%

  Government Bonds 0.6%
  European Investment Bank, 2.125%, 9  JPY/07        500,000           4,643
  Total Supranational (Cost $4,893)                                    4,643

  SWEDEN 1.3%

  Government Bonds 1.3%
  Kingdom of Sweden
  5.00%, 1/15/04                          SEK          6,600        $    711
  5.00%, 1/28/09                                      84,500           9,066
  Total Sweden (Cost $10,205)                                          9,777


  UNITED KINGDOM 6.2%

  Government Bonds 2.2%
  United Kingdom Treasury
    4.25%, 6/7/32                         GBP          3,400           5,102
    5.75%, 12/7/09                      4,850          7,704
    9.00%, 10/13/08                     1,760          3,290
                                                                      16,096

  Corporate Bonds 4.0%

  Abbey National Treasury,
  5.25%, 1/21/04 (miscellaneous
  footnote symbol)                                     4,935           7,244

  Alliance & Leicester Building
  Society, 8.75%, 12/7                                 3,900           6,484

  Colt Telecom, 8.875%, 11/30/07          EUR          3,050           1,442

  DONCASTERS, 8.125%, 5/1/09
  (miscellGBPous footnote symbol)         GBP          1,160          1 ,743

  Energis, 9.50%, 6/15/09                                580             807

  Gallaher Group, 5.875%, 8/6/08          EUR          1,841           1,662

  LCR Finance, 4.75%, 12/31/10            GBP          2,890           4,090

  Lloyds Bank, 5.625%, 7/15/49
  (miscellaneous footnote symbol)         EUR          4,100           3,565
  Orange, 7.625%, 8/1/08                               2,100           2,041

  Telewest Commerce, 1.00%, 4/15/09       GBP          1,677           1,154

                                                                      30,232

  Total United Kingdom (Cost $49,158)                                 46,328


UNITED STATES 25.8%

Government Bonds 6.2%

  Federal Home Loan Mortgage, 5.25%,  EUR5/06         17,540          16,713

  KFW International Finance
  5.50%, 6/20/05                                      20,140          29,898

                                                                      46,611

  Corporate Bonds 2.6%

  American Standard, 7.125%, 6/1/06
  (miscellaneous footnote symbol)                      2,080          1 ,895
  Dura Operating, 9.00%, 5/1/09                          778             606

  Huntsman ICI Chemicals, 10.125%, 7/    x/09          1,660        $  1,590

  Metromedia Fiber Network, 10.00%, 1 x/15/09          1,090             875

  NTL, 10.75%, 4/1/08
  (miscellaneous note symbol)             GBP          2,010           1,638
  SunAmerica Institutional Funding
    5.125%, 4/15/08                       EUR         16,550           7,727
    5.25%, 5/20/09                                    34,100           4,747

                                                                      19,078

  Money Market Funds 17.1%

  Reserve Investment Fund, 6.69% #        USD        128,467         128,467

                                                                     128,467

  Total United States (Cost $199,391)                                194,156

Total Investments in Securities
108.7% of Net Assets (Cost $823,789)                         $       818,457

Forward Currency Exchange Contracts
In thousands
                                                                     Unrealized
Counterparty      Settlement  Receive          Deliver         Gain (Loss)
---------------   ----------  --------------   --------------  -----------

Chase Manhattan   1/12/01     USD      9,923   ZAR     73,89       173

Chase Manhattan   1/12/01     ZAR     73,892   USD     9,641       110

Chase Manhattan   1/17/01     EUR     32,125   JPY     3,072     3,235

Chase Manhattan   1/17/01     EUR     14,196   USD    12,621       722

Chase Manhattan   1/17/01     JPY  2,421,740   EUR    25,430    (2,650

Chase Manhattan   1/17/01     JPY 18,391,057   USD   171,323    (9,944

Chase Manhattan   1/17/01     USD     43,889   EUR    50,631    (3,697

Chase Manhattan   1/17/01     USD      7,271   GBP     5,165      (456

Chase Manhattan   1/17/01     USD     10,350   JPY     1,130       427

Chase Manhattan   1/23/01     EUR     20,966   SEK   177,795       841

Chase Manhattan   1/23/01     SEK    177,795   EUR    20,996      (869

Chase Manhattan   1/23/01     SEK     19,171   USD     1,913       121

Chase Manhattan   1/26/01     EUR      4,966   GBP     2,862       387

Chase Manhattan   2/14/01     USD      3,010   ZAR    23,256       (48)

Net unrealized gain (loss) on open forward
currency exchange contracts                                            (11,648)

Other Assets Less Liabilities                                          (53,692)

NET ASSETS                                                    $        753,117

         miscellaneous footnote symbol) All or a portion
                  of this security is on loan at December 31,
                  (2000 - see note 2.
         #        Seven-day yield
         EI       Eligible interest bond
         FRN      Floating rate note
         AUD      Australian dollar
         CAD      Canadian dollar
         DKK      Danish krone
         EUR      Euro
         GBP      British sterling
         GDR      Global depository note
         GRD      Greek drachma
         JPY      Japanese yen
         SEK      Swedish krona
         USD      U.S. dollar
         ZAR      South African rand

The accompanying notes are an integral of these financial statements.


T. Rowe Price International Bond Fund
--------------------------------------------------------------------------------
                                                            December 31, 2000

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
In thousands


     Assets
     Investments in securities, at value (cost $823,789)   $  818,457

     Receivable for securities sold                            96,841

     Securities lending collateral                             63,973

     Other assets                                              27,667

     Total assets                                           1,006,938


     Liabilities

     Payable for securities purchased                         163,911

     Obligation to return securities lending collateral        63,973

     Other liabilities                                         25,937

     Total liabilities                                        253,821


     NET ASSETS                                            $   753,117
                                                           -----------

     Net Assets Consist of:


     Accumulated net investment income - net of distributio$   (2,621)

     Accumulated net realized gain/loss - net of distributi   (45,800)

     Net unrealized gain (loss)                               (13,946)

     Paid-in-capital applicable to 88,894,971 shares of
     $0.01 par value capital stock outstanding;
     2,000,000,000 shares of the Corporation authorized       815,484

     NET ASSETS                                            $  753,117
                                                           ----------

     International Bond shares

     ($752,997,825/88,880,861 shares outstanding)          $     8.47
                                                            ----------

     International Bond Advisor Class shares

     ($119,518/14,110 shares outstanding)                  $     8.47
                                                              ----------


The accompanying notes are an integral part of these financial statements.


T. Rowe Price Emerging Markets Bond Fund
--------------------------------------------------------------------------------
                                                             December 31, 2000

Portfolio of Investments                                        Par      Value
--------------------------------------------------------------------------------
                                                                 In thousands

  ARGENTINA 10.4%

  Government Bonds 9.4%

  Republic of Argentina
  10.25%, 7/21/30
  (miscellaneous footnote symbol)         USD          2,000        $  1,660
  11.375%, 3/15/10                                     1,000             912
  11.75%, 6/15/15                                      2,100           1,906
  FRB, 7.625%, 3/31/05
  (miscellaneous symbol)                               4,104          3 ,734
  Par, 6.00%, 3/31/23                  10,350                          7,180
                                                                     15,392


  Corporate Bonds 1.0%

  CEI Citicorp, 11.25%, 2/14/07           ARS          1,000             962

  CIA International
  Telecommunications, 10.375%, 8/1/04   1,000            751           1,713


  Total Argentina (Cost $17,052)                                     17,105


  BRAZIL 22.7%

  Government Bonds 18.0%

  Republic of Brazil
    10.125%, 5/15/27
    (miscellaneous footnote symbol)       USD          3,495           2,801
    11.00%, 8/17/40                                    8,700           7,110
    12.25%, 3/6/30                                     1,000             928
    14.50%, 10/15/09
    (miscellaneous footnote symbol)                    1,627           1,796
    (Class C), 8.00%, 4/15/14
    (miscellaneous footnote symbol)                   7,388           5 ,724
    DCB, FRN, 7.688%, 4/15/12                          6,850           5,077
    EI, FRN, 7.625%, 4/15/06
    (miscellaneous footnote symbol)                    1,443          1 ,346
    Par, FRN, 6.00%, 4/15/24                           6,750           4,679
                                                                      29,461


  Corporate Bonds 4.7%

  Banco Nacional de Desen Econo

    11.25%, 9/20/05                                    3,000           3,045
    11.714%, 6/16/08                                   5,000           4,663

                                                                       7,708

  Total Brazil (Cost $36,479)                                         37,169


  BULGARIA 5.0%

  Government Bonds 5.0%
  National Republic of Bulgaria
    Discount (Series A), FRN,
    7.75%, 7/28/24                        USD          4,325        $  3,309
    FLIRB, STEP, 3.00%, 7/28/12                        6,520           4,857
  Total Bulgaria (Cost $7,786)                                         8,166


  COLOMBIA 0.5%
  Government Bonds 0.5%

  Republic of Columbia, 9.75%, 4/23/0
  (miscellaneous footnote symbol)                      1,000             843
  Total Colombia (Cost $820)                                             843


  GABON 1.7%

  Government Bonds 1.7%
  Republic of Gabon, Participation Agreement
    Salomon Smith Barney
    FRN, 6.688%, 1/4/04                                3,836           2,743
  Total Gabon (Cost $2,372)                                            2,743


  ISRAEL 2.0%

  Corporate Bonds 2.0%

  Partner Communications, 13.00%, 8/1 x/10             4,000           3,320

  Total Israel (Cost $4,000)                                           3,320


  IVORY COAST 0.7%

  Government Bonds 0.7%

  Republic of Ivory Coast, PDI,
  STEP, 1.90%, 3/29/18                    EUR         65,030           1,210
  Total Ivory Coast (Cost $3,067)                                      1,210


  MEXICO 16.0%

  Government Bonds 12.1%
  United Mexican States
    9.875%, 2/1/10                        USD          1,000           1,076
    11.375%, 9/15/16                                   3,250           3,794
    11.50%, 5/15/26 (miscellaneous
    foot  4,224bol)                                                    5,143
    Par (Series W-A), 6.25%, 12/31/19
      (with attached value recovery right              4,750        $  4,322
  Par (Series W-B), 6.25%, 12/31/19
    (with attached value recovery right                6,000           5,460

                                                                      19,795


  Corporate Bonds 3.9%
  Petroleos Mexicanos, (144a),
  9.25%, 3/30/18                        6,500          6,370           6,370

  Total Mexico (Cost $24,442)                                         26,165


  NIGERIA 3.1%

  Government Bonds 3.1%
  Central Bank of Nigeria
    Par (Series WW), 6.25%, 11/15/20
      (with payment adjustment warrants)               5,250           3,189
    Promissory Notes, 5.092%, 1/5/10                   6,300           1,893

  Total Nigeria (Cost $5,504)                                          5,082


  PANAMA 4.1%

  Government Bonds 4.1%
  Republic of Panama
    8.875%, 9/30/27                                    2,000           1,710
     IRB, STEP, 4.50%, 7/17/14                         6,250           4,965

  Total Panama (Cost $6,833)                                           6,675


  PERU 1.5%

  Government Bonds 1.5%
  Republic of Peru (US Series),
  IRB, STEP, FRN, 3.75%, 3/7/17                        4,145           2,435

  Total Peru (Cost $2,437)                                             2,435


  PHILIPPINES 1.3%

  Government Bonds 1.3%

  Republic of Philippines
    8.875%, 4/15/08 (miscellaneous
    footnote symbol)                      USD          1,000        $    895
    9.875%, 1/15/19                                    1,500           1,211
Total Philippines  (Cost $2,219)                                       2,106


  POLAND 2.9%

  Government Bonds 2.9%
  Republic of Poland
    Par, STEP, 3.75%, 10/27/24                         5,500           3,795
    PDI, STEP, 6.00%, 10/27/14                         1,000             962
  Total Poland (Cost $4,578)                                           4,757


  RUSSIA 13.7%

  Government Bonds 13.1%
  City of St. Petersburg, 9.50%, 6/18/02               3,000           2,700
  Russia Ministry of Finance, 10.00%,
  6/26/07 (miscellaneous footnote symbol)              1,600           1,174
  Russian Federation
    2.50%, 3/31/30                                    34,687          13,007
    8.25%, 3/31/10 (miscellaneous
    footnxte symbol)                                   5,048           3,162
    11.75%, 6/10/03                                    1,465           1,366

                                                                      21,409


  Convertible Bonds 0.6%
  Lukinter Finance, 3.50%, 5/6/02                      1,000           1,073

                                                                       1,073
  Total Russia (Cost $24,913)                                         22,482


  SOUTH KOREA 1.3%

  Government Bonds 1.3%
  South Korea Republic, 8.875%, 4/15/08                2,000           2,166
  Total South Korea (Cost $2,102)                                      2,166


  THAILAND 0.0%

  Warrants 0.0%
  NSM Steel, Warrants, 2/1/08 *           USD            633        $      1
                                                                           1


  Corporate Bonds 0.0%
  NSM Steel, (144a), 12.25%, 2/1/08 *                  1,000              10
                                                                         10

  Total Thailand (Cost $948)                                              11


  TURKEY 2.2%

  Government Bonds 2.2%

  Republic of Turkey, 11.875%, 1/15/30
  (miscellaneous footnote symbol)                      4,000           3,550
  Total Turkey (Cost $4,145)                                           3,550


  VENEZUELA 4.4%

  Government Bonds 4.4%

  Republic of Venezuela
  9.25%, 9/15/27                                       2,000           1,300
  DCB, FRN, 7.375%, 12/18/07                           6,500           5,249
  Discount, FRN, (Series X-B),
  7.563%, 3/31/20                                      1,000             762
  Total Venezuela (Cost $7,313)                                        7,311


  UNITED STATES 4.5%

  Corporate Bonds 0.5%

  Nextel International, 12.75%, 8/1/1                  1,000             820
                                                                         820


  Money Market Funds 4.0%
  Reserve Investment Fund, 6.69% #                     6,486           6,486

                                                                       6,486

  Total United States (Cost $7,472)                                    7,306


  Total Investments in Securities

  98.0% of Net Assets (Cost $164,481)                               $160,602

  Other Assets Less Liabilities                                        3,335

  NET ASSETS                                                        $163,937


         (miscellaneous footnote symbol) All or a portion of this security is on loan at December 31, 2000 - see note 2.
         #        Seven-day yield
         *        Non-income producing
         144a     Security was purchased pursuant to Rule 144a under the
                  Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at period-end amounts to 3.9% of net assets.
         ARS      Argentinean peso
         DCB      Debt conversion bond
         EI       Eligible interest bond
         EUR      Euro
         FLIRB    Front loaded interest reduction bond
         FRB      Floating rate bond
         FRN      Floating rate note
         IRB      Interest reduction bond
         PDI      Past due interest bond
         STEP     Stepped coupon note for which the interest rate will adjust on specified future date(s)
         USD      U.S. dollar

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Emerging Markets Bond Fund
--------------------------------------------------------------------------------
                                                            December 31, 2000

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
In thousands

     Assets

     Investments in securities, at value (cost $164,481)   $  160,602

     Securities lending collateral                             15,919

     Other assets                                               3,902

     Total assets                                             180,423


     Liabilities
     Obligation to return securities lending collateral        15,919

     Other liabilities                                            567

     Total liabilities                                         16,486

     NET ASSETS                                            $  163,937

     Net Assets Consist of:
     Accumulated net investment income - net of distributio$      478

     Accumulated net realized gain/loss - net of distributi   (16,282)

     Net unrealized gain (loss)                                (3,873)

     Paid-in-capital applicable to 15,557,467 shares of
     $0.01 par value capital stock outstanding;
     2,000,000,000 shares of the Corporation authorized       183,614

     NET ASSETS                                            $  163,937

     NET ASSET VALUE PER SHARE                             $    10.54


The accompanying notes are an integral part of these financial statements.


T. Rowe Price International Bond Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                 Year
                                                                Ended
                                                             12/31/00

     Investment Income (Loss)                                       x

     Income                                                         x
       Interest                                            $   39,515
       Securities lending                                         289
       Total income                                            39,804

     Expenses
       Investment management                                    4,686
       Shareholder servicing
         International Bond shares                              1,241
         International Bond Advisor Class shares                   --
       Custody and accounting                                     307
       Prospectus and shareholder reports
         International Bond shares                                 64
         International Bond Advisor Class shares                   --
       Legal and audit                                             36
       Registration                                                35
       Directors                                                    8
       Miscellaneous                                                5
       Total expenses                                           6,382
       Expenses paid indirectly                                    (4)
       Net expenses                                             6,378
     Net investment income (loss)                              33,426

     Realized and Unrealized Gain (Loss)

     Net realized gain (loss)
       Securities                                             (84,484)
       Foreign currency transactions                          (9,020)
       Net realized gain (loss)                               (93,504)
     Change in net unrealized gain or loss
       Securities                                              48,516
       Other assets and liabilities
       denominated in foreign currencies                       (8,987)
       Change in net unrealized gain or loss                   39,529

     Net realized and unrealized gain (loss)                  (53,975)

     INCREASE (DECREASE) IN NET
     ASSETS FROM OPERATIONS                                $  (20,549)


     The accompanying notes are an integral part of these financial statements.


T. Rowe Price Emerging Markets Bond Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                 Year
                                                                Ended
                                                             12/31/00

     Investment Income (Loss)

     Income
       Interest                                            $   21,257
       Securities lending                                          78
       Total income                                            21,335

     Expenses
       Investment management                                    1,408
       Shareholder servicing                                      402
       Custody and accounting                                     169
       Legal and audit                                             28
       Registration                                                27
       Prospectus and shareholder reports                          17
       Miscellaneous                                               17
       Directors                                                    7
       Total expenses                                           2,075
     Net investment income (loss)                              19,260

     Realized and Unrealized Gain (Loss)

     Net realized gain (loss)
       Securities                                               6,795
       Foreign currency transactions                              105
       Net realized gain (loss)                                 6,900
     Change in net unrealized gain or loss
       Securities                                              (2,274)
       Other assets and liabilities
       denominated in foreign currencies                           27
       Change in net unrealized gain or loss                   (2,247)
     Net realized and unrealized gain (loss)                    4,653

     INCREASE (DECREASE) IN NET
     ASSETS FROM OPERATIONS                                $   23,913


The accompanying notes are an integral part of these financial statements.


T. Rowe Price International Bond Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                    Year
                                                   Ended
                                                12/31/00            12/31/99

       Increase (Decrease) in Net Assets

       Operations
         Net investment income (loss)          $  33,426           $  34,164
         Net realized gain (loss)                (93,504)            (28,830)
         Change in net unrealized gain or loss    39,529             (80,569)
         Increase (decrease) in net
         assets from                             (20,549)            (75,235)

       Distributions to shareholders
         Net investment income
           International Bond shares                --               (31,573)
           International Bond Advisor Class shares  --                  --
       Net realized gain
           International Bond shares                --                (9,113)
           International Bond Advisor Class shares  --                  --
       Tax return of capital
           International Bond shares              32,686)             (4,316)
           International Bond Advisor Class
           shares                                    (2)                --

       Decrease in net assets from distribution  (32,688)            (45,002)

       Capital share transactions *
         Shares sold
           International Bond shares             167,883             200,275
           International Bond Advisor
           Class shares                              252                --
         Shares issued in connection with
          fund acquisition
           International Bond Shares              23,063                --
         Distributions reinvested
           International Bond shares              30,385              41,591
           International Bond Advisor
            Class shares                            --                  --
         Shares redeemed
           International Bond shares            (193,767)           (269,428)
           International Bond Advisor
            Class shares                            (134)               --

         Increase (decrease) in net assets
         from capital share transactions          27,682             (27,562)

       Net Assets
       Increase (decrease) during period         (25,555)           (147,799)
       Beginning of period                       778,672             926,471
       End of period                           $ 753,117           $ 778,672
                                             ---------------------------------


                                                    Year
                                                   Ended
                                                12/31/00            12/31/99

       *Share information
         Shares sold
           International Bond shares              20,018              20,529
           International Bond Advisor shares          30                --
        Shares issued in connection with fund
          acxuisition
           International Bond Shares               2,894                --
         Distributions reinvested
           International Bond shares               3,598               4,306
           International Bond Advisor shares        --                  --
         Shares redeemed
           International Bond shares             (22,640)            (28,365)
           International Bond Advisor shares         (16)               --
         Increase (decrease) in shares
          outstanding                              3,884              (3,530)


T. Rowe Price International Bond Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

The accompanying notes are an integral part of these financial statements.
T. Rowe Price Emerging Markets Bond Fund

Statement of Changes in Net Assets
In thousands
                                                    Year
                                                   Ended
                                                12/31/00            12/31/99

       Increase (Decrease) in Net Assets

       Operations
         Net investment income (loss)          $  19,260           $  16,872
         Net realized gain (loss)                  6,900             (19,600)
         Change in net unrealized gain
          or loss                                 (2,247)             36,561
         Increase (decrease) in net assets
          from operations                         23,913              33,833

       Distributions to shareholders
         Net investment income                   (17,254)            (12,647)
         Tax return of capital                      --                (6,021)
         Decrease in net assets from
          distribution                           (17,254)            (18,668)

       Capital share transactions *
         Shares sold                              67,340              37,157
         Distributions reinvested                 15,614              17,017
         Shares redeemed                         (98,754)            (44,372)
         Increase (decrease) in net assets
          from capital share transactions        (15,800)              9,802

       Net Assets
       Increase (decrease) during period          (9,141)             24,967
       Beginning of period                       173,078             148,111

       End of period                           $ 163,937           $ 173,078

       *Share information
         Shares sold                               6,355               3,989
         Distributions reinvested                  1,496               1,827
         Shares redeemed                          (9,409)             (4,756)
         Increase (decrease) in shares
          outstanding                             (1,558)              1,060


The accompanying notes are an integral part of these financial statements.


T. Rowe Price Foreign Bond Funds
--------------------------------------------------------------------------------
                                                            December 31, 2000

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The International Bond Fund (the International Fund) and the Emerging Markets Bond Fund (the Emerging Markets Fund) are two portfolios established by the corporation and commenced operations on September 10, 1986, and December 30, 1994, respectively. The International Fund seeks to provide high current income and capital appreciation by investing primarily in high-quality, nondollar-denominated bonds outside the U.S. The Emerging Markets Fund seeks to provide high income and capital appreciation.

     The International Fund has two classes of shares-International Bond Shares, offered since September 10, 1986, and International Bond Advisor Class, first offered on March 31, 2000. International Bond Advisor Class sells its shares only through financial intermediaries, which it compensates for distribution and certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

     The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term debt securities are valued at amortized cost in local currency which, when combined with accrued interest, approximates fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of that fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     Class Accounting The International Bond Advisor Class pays distribution and administrative expenses, in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class's average net assets; no such fees were incurred during the period ended December 31, 2000. Shareholder servicing, prospectus, and shareholder report expenses are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. Income distributions are declared by each class on a daily basis, and paid monthly. Capital gain distributions are declared and paid by the fund on an annual basis.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by each fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce each fund's custody charges. Unrealized gains and losses on forward currency exchange contracts are included in Other assets and Other liabilities, respectively, and in Change in net unrealized gain or loss in the accompanying financial statements.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with their investment objectives, the funds engage in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of each fund are described more fully in each fund's prospectus and Statement of Additional Information.

     Emerging Markets At December 31, 2000, approximately 92% of Emerging Markets Fund's and 3% of International Bond Fund's net assets were invested in securities denominated in or linked to the currencies of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

     Noninvestment-Grade Debt Securities At December 31, 2000, approximately 74% of Emerging Markets Fund's and 2% of International Bond Fund's net assets were invested in noninvestment-grade debt securities, commonly referred to as "high-yield" or "junk" bonds. A real or perceived economic downturn or higher interest rates could adversely affect the liquidity or value, or both, of such securities because such events could lessen the ability of issuers to make principal and interest payments.

     Forward Currency Exchange Contracts During the year ended December 31, 2000, the International Fund was a party to forward currency exchange contracts under which it is obligated to exchange currencies at specified future dates and exchange rates. Risks arise from the possible inability of counterparties to meet the terms of their agreements and from movements in currency values.

     Securities Lending Each fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102%-105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. At December 31, 2000, the value of the International Fund's loaned securities was $62,601,000; aggregate collateral consisted of $63,973,000 in the securities lending collateral pool. The value of the Emerging Markets Fund's loaned securities was $15,699,000; aggregate collateral consisted of $15,919,000 in the securities lending collateral pool.

     Other Purchases and sales of portfolio securities, other than short-term securities, for the year ended December 31, 2000, were as follows:

--------------------------------------------------------------------------------

                                                                    Emerging
                                               International         Markets

       Purchases                              $1,045,889,000      $112,342,000
       Sales                                   1,095,339,000       126,552,000

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. As of December 31, 2000, the International Fund had $22,656,000 of capital loss carryforwards, including $1,044,000 from the acquisition of the T. Rowe Price Global Bond Fund; $384,000 expires in 2006, $6,341,000 in 2007, and $15,932,000 in 2008. In 2000, the Emerging
     Markets Fund utilized $8,095,000 of capital loss carryforwards for federal income tax purposes. As of December 31, 2000, the Emerging Markets Fund had $14,068,000 of capital loss carryforwards, all of which expires in 2007. Each fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     In order for the International fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 2000. The reclassifications relate primarily to net operating losses. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

--------------------------------------------------------------------------------

                                                                   International

     Undistributed net investment income                         $(33,353,000)
     Undistributed net realized gain                               64,379,000
     Paid-in-capital                                              (31,026,000)

     At December 31, 2000, the costs of investments for the International and Emerging Markets Funds for federal income tax purposes were substantially the same as for financial reporting and totaled $823,789,000 and $164,481,000, respectively. Net unrealized gain (loss) on investments was as follows:

--------------------------------------------------------------------------------

                                                                    Emerging
                                               International         Markets

     Appreciated investments                   $19,098,000        $ 4,321,000
     Depreciated investments                   (24,429,000)        (8,201,000)
     Net unrealized gain (loss)                $(5,331,000)       $(3,880,000)
                                               --------------------------------


NOTE 4 - ACQUISITION

     On November 1, 2000, the International Fund acquired substantially all of the assets of the T. Rowe Price Global Bond Fund (the Global Fund), pursuant to the Agreement and Plan of Reorganization dated September 1, 2000, and approved by Global Fund shareholders on October 25, 2000. The acquisition was accomplished by a tax-free exchange of 2,893,716 shares of the International Fund, having a value of $23,063,000, for the 2,729,339 shares of the Global Fund outstanding at the merger date. The Global fund's net assets at that date, which includes $2,955,000 of accumulated net realized loss, $2,425,000 of net unrealized loss, and $73,000 of accumulated net operating loss, were combined with those of the International Fund, resulting in aggregate net assets of $689,329,000.


NOTE 5 - RELATED PARTY TRANSACTIONS

     Each fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group (Price Group).

     The investment management agreement between each fund and the manager provides for an annual investment management fee, of which $413,000 and $105,000 were payable at December 31, 2000, by the International and Emerging Markets Funds, respectively. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets for the International Fund and 0.45% of average daily net assets for the Emerging Markets Fund, and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Group (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At December 31, 2000, and for the year then ended, the effective annual group fee rate was 0.32%. Each fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     The manager has agreed to bear any expenses through December 31, 2001, which would cause International Bond Advisor Class's ratio of total expenses to average net assets to exceed 1.15%. Thereafter, through December 31, 2003 the International Bond Advisor Class is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing International Bond Advisor Class's ratio of total expenses to average net assets to exceed 1.15%. Pursuant to a prior agreement, $92,000 of previously unaccrued management fees were accrued as expenses of the Emerging markets Fund during the year ended December 31, 2000.

     In addition, each fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which each fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of each fund. T. Rowe Price Services, Inc. is each fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the funds. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in each fund. The International and Emerging Markets Funds incurred expenses pursuant to these related party agreements totaling approximately $549,000 and $237,000, respectively, for the year ended December 31, 2000, of which $45,000 and $21,000, respectively, were payable at period-end.

     Additionally, each fund is one of several mutual funds sponsored by Price Group (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, Price Associates, and, in the case of T. Rowe Price Spectrum International, T. Rowe Price International. Spectrum Income Fund held approximately 48% of the outstanding International Bond shares at December 31, 2000. Spectrum Income Fund and Spectrum International Fund held approximately 53% of the outstanding shares of the Emerging Markets Fund at December 31, 2000. For the year then ended, the International Bond Shares were allocated $722,000 of Spectrum expenses, $47,000 of which was payable at period-end; the Emerging Markets Fund was allocated $240,000 of Spectrum expenses, $27,000 of which was payable at period-end.

     The funds may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts sponsored by Price Group and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the International and the Emerging Markets Funds for the year ended December 31, 2000, totaled $6,057,000 and $288,000, respectively, and are reflected as interest income in the accompanying Statement of Operations.


NOTE 6 - BORROWING

     Pursuant of each fund's prospectus, the funds may borrow up to 31/3% of their total assets. The Emerging Markets Fund is party to an interfund borrowing agreement between it and other T. Rowe Price-sponsored mutual-funds. Loans totaling 10% or more of a borrowing fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. During the year ended December 31, 2000, the Emerging Markets Fund borrowed and amount of $10,300,000 for 7 days at a rate of Emerging Markets Fund borrowed an amount of $10,300,000 for 7 days at a rate of 6.75%. There were no borrowings outstanding at December 31, 2000.


T. Rowe Price Foreign Bond Funds
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors of T. Rowe Price International Funds, Inc. and International Bond Shareholders of International Bond Fund and
Shareholders of Emerging Markets Bond Fund

     In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Bond Fund and Emerging Markets Bond Fund (two of the funds comprising T. Rowe Price International Funds, Inc., hereafter referred to as the "Funds") at December 31, 2000, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


     PricewaterhouseCoopers LLP

     Baltimore, Maryland
     January 19, 2001


T. Rowe Price International Bond Fund
--------------------------------------------------------------------------------

Annual Meeting Results
--------------------------------------------------------------------------------

The T. Rowe Price International Bond Fund held an annual meeting on October 25, 2000, to approve a new investment management agreement, to elect directors, and to ratify the Board of Directors' selection of PricewaterhouseCoopers LLP as the fund's independent accountants.

The results of voting were as follows (by number of shares):

For approval of a new investment
management agreement:

Affirmative:   66,387,914.415
Against:          674,790.090
Abstain:        1,076,983.058
Total:         68,139,687.563

For nominees to the Board
of Directors of the International Bond
Fund:

M. David Testa
Affirmative:     67,120,124.722
Withhold:         1,019,562.841
Total:           68,139,687.563

Martin G. Wade
Affirmative:     67,103,020.193
Withhold:         1,036,667.370
Total:           68,139.687.563

Anthony W. Deering
Affirmative:     67,091,289.953
Withhold:         1,048,397.610
Total:           68,139,687.563

Donald W. Dick, Jr.
Affirmative:     67,095,701.999
Withhold:         1,043,985.564
Total:           68,139,687.563

Paul M. Wythes
Affirmative:     67,063,375.804
Withhold:         1,076,311.759
Total:           68,139,687.563

To ratify the appointment of
PricewaterhouseCoopers LLP as
independent accountants:

Affirmative:   66,714,232.564
Against:          537,250.739
Abstain:          888,204.260
Total:         68,139,687.563


T. Rowe Price Emerging Markets Bond Fund
--------------------------------------------------------------------------------

Annual Meeting Results
--------------------------------------------------------------------------------

The T. Rowe Price Emerging Markets Bond Fund held an annual meeting on October 25, 2000, to approve a new investment management agreement, to elect directors, and to ratify the Board of Directors' selection of PricewaterhouseCoopers LLP as the fund's independent accountants.

The results of voting were as follows (by number of shares):

For approval of a new investment
management agreement:

Affirmative:   14,592,258.464
Against:          231,753.394
Abstain:          228,838.373
Total:         15,052,850.231

For nominees to the Board of
Directors of the Emerging Markets
Bond Fund:

M. David Testa
Affirmative:   14,746,991.680
Withhold:         305,858.551
Total:         15,052,850.231

Martin G. Wade
Affirmative:   14,739,483.341
Withhold:         313,366.890
Total:         15,052,850.231

Anthony W. Deering
Affirmative:   14,741,901.642
Withhold:         310,948.589
Total:         15,052,850.231

Donald W. Dick, Jr.
Affirmative:   14,722,745.918
Withhold:         330,104.313
Total:         15,052,850.231

Paul M. Wythes
Affirmative:   14,645,647.081
Withhold:         407,203.150
Total:         15,052,850.231

To ratify the appointment of
PricewaterhouseCoopers LLP
as independent accountants:

Affirmative:   14,691,083.881
Against:          234,958.100
Abstain:          126,808.250
Total:         15,052,850.231


T. Rowe Price Global Bond Fund
--------------------------------------------------------------------------------
Annual Meeting Results
--------------------------------------------------------------------------------

The T. Rowe Price Global Bond Fund held an annual meeting on October 25, 2000, to approve an Agreement and Plan of Reorganization. The plan provided for the transfer of substantially all of the assets of the fund to the T. Rowe Price International Bond Fund in exchange for shares of the International Bond Fund and the distribution of those shares to the shareholders of the Global Bond Fund upon liquidation of the fund.

The results of voting were as follows (by number of shares):

To approve the Agreement
and Plan of Reorganization:

Affirmative:    1,573,986.532
Against:           99,335.267
Abstain:           69,653.986
Total:          1,742,975.785


T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------
Investment Services and Information

KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132  Available Monday through Friday from
7 a.m. to midnight ET and weekends from 8:30 a.m. to 5 p.m. ET.

In Person  Available in T. Rowe Price Investor Centers.


ACCOUNT SERVICES

Checking Available on most fixed-income funds ($500 minimum).

Automatic Investing From your bank account or paycheck.

Automatic Withdrawal Scheduled, automatic redemptions.

Distribution Options Reinvest all, some, or none of your distributions.

Automated 24-Hour Services Including Tele*Access(registered trademark) and the
T. Rowe Price Web site on the Internet. Address: www.troweprice.com


BROKERAGE SERVICES*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**


INVESTMENT INFORMATION

Combined Statement  Overview of all your accounts with T. Rowe Price.

Shareholder Reports  Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update Quarterly review of all T. Rowe Price fund results.

Insights Educational reports on investment strategies and financial markets.

Investment Guides Asset Mix Worksheet, College Planning Kit,
Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide,and Retirement Planning Kit.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment services, Inc., Member NASD/SIPC.
** Based on a January 2001 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.


T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS
Domestic
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS

Domestic Taxable
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery*
International Equity Index
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

Bond

Emerging Markets Bond
International Bond

T. ROWE PRICE NO-LOAD VARIABLE ANNUITY

Blue Chip Growth Portfolio
Equity Income Portfolio
Equity Index 500 Portfolio
Health Sciences Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced
Portfolio
Prime Reserve Portfolio


*    Closed to new investors.

! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds. Please call for a prospectus, which contains complete information, including fees and expenses. Read it carefully before investing.
     The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by
     Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.


T. Rowe Price Advisory Services and Retirement Resources
--------------------------------------------------------------------------------
Advisory Services, Retirement Resources

     T. Rowe Price is your full-service retirement specialist. We have developed unique advisory services that can help you meet the most difficult retirement challenges. Our broad array of retirement plans is suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services, and our educational materials, self-help planning guides, and software tools are recognized as among the industry's best. For information or to request literature, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

     ADVISORY SERVICES*

     T. Rowe Price Retirement Income ManagerSM helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

     T. Rowe Price Rollover Investment Service offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

     RETIREMENT RESOURCES

     Traditional, Roth, and Rollover IRAs
     SEP-IRA and SIMPLE IRA
     Profit Sharing
     Money Purchase Pension
     "Paired" Plans (Money Purchase
       Pension and Profit Sharing Plans)
     401(k) and 403(b)
     457 Deferred Compensation

     Planning and Informational Guides

     Minimum Required Distributions Guide
     Retirement Planning Kit
     Retirees Financial Guide
     Tax Considerations for Investors

     INSIGHTS REPORTS

     The Challenge of Preparing for Retirement
     Financial Planning After Retirement
     The Roth IRA: A Review

     Software Packages

     T. Rowe Price Retirement Planning
       AnalyzerTM CD-ROM or diskette $19.95.
       To order, please call 1-800-541-5760.
       Also available on the Internet for $9.95.
     T. Rowe Price Variable Annuity AnalyzerTM
       CD-ROM or diskette, free. To order,
       please call 1-800-469-5304.

     T. Rowe Price Immediate Variable
     Annuity (Income Account)


For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access  1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain Information, call:
1-800-638-5660

For the hearing impaired, call:
1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

Baltimore Area
Downtown
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Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
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Farragut Square




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900 17th Street N.W.
Farragut Square

T. Rowe Price Invest with Confidence (registered trademark)
T. Rowe Price Investment Services, Inc., Distributor.       C15-050  12/31/00